Exhibit 10.18

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is made and entered into to be effective as of March 21, 2004 (the "Effective Date") by and between DELTA MUTUAL, INC. (THE "COMPANY") and CLARK STREET CAPITAL (THE "CONSULTANT").

WHEREAS:

A. The Consultant has the business and financial expertise and experience to assist the Company, and

B.    The Consultant is offering its services as a consultant to the Company;
      and

C. The Company desires to retain the Consultant as an independent consultant and to memorialize the Consultant's work for the Company by entering into this written Agreement. D. The parties agree that this Agreement reflects the entire understanding and agreements between the parties hereto.

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

      1. DUTIES. The Company hereby engages the Consultant and the Consultant hereby accepts engagement as a consultant. It is understood and agreed, and it is the express intention of the parties to this Agreement, that the Consultant is an independent contractor, and not an employee or agent of the Company for any purpose whatsoever. Consultant shall perform all duties and obligations as described on Exhibit A hereto and agrees to be available at such times as may be scheduled by the Company. It is understood, however, that the Consultant will maintain Consultant's own business in addition to providing services to the Company. The Consultant agrees to promptly perform all services required of the Consultant hereunder in an efficient, professional, trustworthy and businesslike manner. A description of the Consultant's services are attached hereto as Exhibit A and incorporated by reference herein. In such capacity, Consultant will utilize only materials, reports, financial information or other documentation that is approved in writing in advance by the Company.

      2. CONSULTING SERVICES. For a period of one (1) year commencing on the Effective Date hereof (the "Consulting Period") and subject to prior termination has hereinafter provided in paragraph 6, the Consultant will be retained as a consultant and independent contractor for the Company. For services rendered hereunder, the Consultant shall receive a total of 400,000 SHARES OF DELTA MUTUAL COMMON STOCK (THE "SHARES"). All applicable federal, state and local taxes with respect to the Shares shall be the sole responsibility of the Consultant. This Consulting Agreement may be terminated as described in Section 6 below.

      3. CONFIDENTIALITY. All knowledge and information of a proprietary and confidential nature relating to the company which the Consultant obtains during the Consulting period, from the Company or the Company's employees, agents or consultants shall be for all purposes regarded and treated as strictly confidential for so long as such information remains proprietary and confidential and shall be held in trust by the Consultant solely for the Company's benefit and use and shall not be directly or indirectly disclosed by the Consultant to any person without the prior written consent of the Company, which consent may be withhold by the Company in its sole discretion.

      4. INDEPENDENT CONTRACTOR STATUS. Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf, nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity other than that as herein provided.

            The Consultant does hereby indemnify and hold harmless the Company from and against any and all claims, liabilities, demands, losses or expenses incurred by the Company if the Consultant fails to pay any applicable income and/or employment taxes (including interest or penalties of whatever nature), in any amount, relating to the Consultant's rendering of consulting services to the company, including any attorneys' fees or costs to the prevailing party to enforce this indemnification.

            The Consultant shall be responsible for obtaining workers' compensation insurance coverage and agrees to indemnify, defend and hold the Company harmless from any and all claims arising out of any injury, disability or death of the Consultant.

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      5.    REPRESENTATIONS AND WARRANTIES. For purposes of this Agreement, the parties represent and warrant as follows:

            a. The Consultant (i) has adequate means of providing for the Consultant's current needs and possible personal contingencies
                  (ii) is able to bear the substantial economic risks of an acquisition of the Shares for an indefinite period, and (iii) at the present time, can afford a complete loss of the Shares, whether or not the Shares are sold.

            b. The Consultant does not have a pre-existing personal or business relationship with the Company or any of its directors or executive officers, or by reason of any business or financial experience or the business or financial experience of any professional advisors who are unaffiliated with and who are compensated by the company or any affiliate or selling agent of the Company, directly or indirectly, that could be reasonably assumed to have the capacity to protect the Consultant's interests in connection with the investment in the Company.

            C. The Consultant is aware that the Articles of Incorporation and Bylaws of the Company contain provisions that limit or eliminate the personal liability of the officers, directors and agents of the Company and indemnify such parties for certain damages relating to the Company, including damages in connection with the Shares and the good-faith management and operation of the Company.

            d. The Consultant has not been furnished with any offering literature other than this document and the attached exhibits ("Disclosure Materials") and the Consultant has relied only on such written information to consider this Agreement.

            e. The Company and its officers, directors and agents have answered all inquiries that the Consultant has made of them concerning the Company or any other matters relating to the formation, operation and proposed operation of the Company and the offering and issuance of common stock. No statement, printed material or inducement which is contrary to the information contained in the Disclosure Materials has been given or made by or on behalf of the Company to the Consultant.

            f. The Consultant, if a corporation, partnership, trust or other entity, is duly organized and in good standing in the state or country of its incorporation and is authorized and otherwise duly qualified to hold the Shares. Such entity has its principal place of business as set forth on the signature page hereof and has not been formed for the specific purpose of acquiring the Shares unless all of its equity owners qualify as accredited individual investors.

            g. All information which the Consultant has provided to the Company concerning the Consultant, the Consultant's financial position and the Consultant's knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is correct and complete as of the date set forth at the end hereof and may be relief upon, and if there should be any material adverse change in such information prior to the issuance of the Shares, the Consultant will immediately provide the Company with such information.

            h. The Consultant certifies (i) that the taxpayer identification number shown on the signature page of this Consulting Agreement is true, correct and complete, and (ii) that the Consultant is not subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified the Consultant that the Consultant is no longer subject to backup withholding.

            i. In rendering the services hereunder and in connection with the Shares, the Consultant agrees to comply with all applicable federal and state securities laws, the rules and regulations thereunder and the rules and regulations of the National Association of Securities Dealers, Inc.

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      6.    TERMINATION. Either party may terminate this Agreement at anytime with or without cause by giving thirty (30) days written notice to the other party. Should the Consultant default in the performance of this Agreement or materially breach any of its provisions, the Company may, in its sole discretion, terminate this Agreement immediately upon written notice to the Consultant. Termination of this Agreement does not terminate the Shares issued to Consultant.

      7. NO THIRD PARTY RIGHTS. The parties warrant and represent that they are authorized to enter into this Agreement and that no third parties, other than the parties hereto, have any interest in any of the services or the Shares contemplated hereby.

      8. ABSENCE OF WARRANTIES AND REPRESENTATIONS. Each party hereto acknowledges that they have signed this Agreement without having relied upon or being induced by any agreement, warranty or representation of fact or opinion of any person not expressly set forth herein or in the Disclosure Materials. All representations and warranties of either party contained herein shall survive its signing and delivery.

      9. NEW YORK LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      10. ATTORNEYS' FEES. In the event of any controversy, claim or dispute between the parties hereto, arising out of or in any manner relating to this Agreement, including an attempt to rescind or set aside, the prevailing party in any action brought to settle such controversy, claim or dispute shall be entitled to recover reasonable attorneys' fees and costs.

      11. ARBITRATION. Any controversy between the parties regarding the construction or application of this Agreement, any claim arising out of this Agreement or its breach, shall be submitted to arbitration in New York, New York before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, upon the written request of one party after service of that request on the other party. The cost of arbitration shall be borne by the losing party. The arbitrator is also authorized to award attorneys' fees to the prevailing party.

      12. VALIDITY. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by the parties hereto by written amendment to preserve its validity.

      13. NON-DISCLOSURE OF TERMS. Except as to the Securities and Exchange Commission, NASD, Internal Revenue Service, and New York State Franchise Tax Board and other taxing authorities or applicable government agencies, the terms of this Agreement shall be kept confidential, and no party, representative, attorney or family member shall reveal its contents to any third party except as required by law or as necessary to comply with law.

      14. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

      IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the date first written above.


DELTA MUTUAL, INC.                      CLARK STREET CAPITAL

By: /s/ Peter Russo                    By: /s/ Jeffrey R. Chicol
   ------------------------               --------------------------------------
Peter Russo-CEO                           Jeffrey R. Chicola- Managing Director
111 North Branch St.                      11 Broadway
Sellersville, Pa. 18960                   New York, N.Y. 10004
                                          Taxpayer ID No.:

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                                    EXHIBIT A

                       DESCRIPTION OF CONSULTING SERVICES

The Consultant agrees, to the extent reasonably required in the conduct of its business with the Company, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company including, but not limited, to, the following:

      (i)   review the Company's financial requirements;

      (ii) analyze and assess alternatives for the Company's financial requirements;

      (iii) provide introductions to professional analysts and money managers;

      (iv) assist the Company in financing arrangements to be determined and governed by separate and distinct financing agreements;

      (v) provide analysis of the company's industry and competitors in the form of general industry reports provided directly to the Company;

      (vi) Assist the Company in developing corporate partnering relationships; and

      (vii) Assist the Company in becoming initially listed on the American Stock Exchange, LLC.

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